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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported)    July 28, 2005
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                                    SPSS Inc.

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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                        000-22194            36-2815480
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(State or Other Jurisdiction of          (Commission        (I.R.S. Employer
Incorporation)                           File Number)       Identification No.)

233 South Wacker Drive, Chicago, Illinois                       60606
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02:  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On July 28, 2005, the Board of Directors of SPSS Inc., a Delaware corporation ("SPSS" or the "Company"), voted to increase the current size of the Board from eight to nine members, as permitted by the Company's By-laws. Upon recommendation of the Nominating Committee, on July 28, 2005, the remaining members of the Board appointed Mr. Michael E. Lavin, effective immediately, to fill the seat created by the increase in the size of the Board from eight to nine members. Upon recommendation of the Nominating Committee, the Board also appointed Mr. Lavin to serve as a member of the Company's Audit Committee. With Mr. Lavin's appointment to the Audit Committee, Mr. William Binch resigned from the Audit Committee effective immediately, but will remain a member of the Board's Compensation Committee and has been appointed as a member of the Board's Nominating Committee. Following the appointment of Mr. Lavin, the following directors will constitute the members of the SPSS Audit Committee: Charles R. Whitchurch (Chairman), Michael Blair and Michael E. Lavin.

The Board determined that Mr. Lavin satisfies the definition of independence under both the Nasdaq National Market listing standards and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. The Board made this determination based on information that the Company requested from Mr. Lavin.

SPSS believes that Mr. Lavin will lend strategic advice and financial expertise to the Board of Directors. Mr. Lavin, 59, currently serves as a member of the Board of Directors of Peoples Energy Corporation, Tellabs, Inc. and Education Corporation of America, Inc. He also serves as Chairman of the Audit Committee of each of these three companies. From 1993 to 2003, Mr. Lavin was the Midwest Area Managing Partner of KPMG LLP. Mr. Lavin retired from KPMG in January 2003, having been with the firm since 1967.

Mr. Lavin will serve as a member of the class of directors whose term expires at the 2007 Annual Meeting of Stockholders or until his successor has been duly elected and qualified.

There was no arrangement or understanding between Mr. Lavin and any other persons pursuant to which Mr. Lavin was elected. There are no transactions since the beginning of the Company's last fiscal year, or any currently proposed transactions or series of similar transactions, to which the Company or any subsidiary thereof was or is to be a party, in which Mr. Lavin, or any family member, had or is to have a direct or indirect material interest.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SPSS INC.

                                  By:  /s/ RAYMOND H. PANZA
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                                       Raymond H. Panza
                                       Executive Vice President,
                                       Corporate Operations,
Dated:   July 28, 2005                 Chief Financial Officer, and Secretary



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